Exhibit 99.1

Novo Integrated Sciences’ Subsidiary, Acenzia, Signs Exclusive Licensing Agreement with Performance Inspired Nutrition to Manufacture and Distribute in the Middle East

Co-Founded by multiple time Oscar-award nominee, Mark Wahlberg, and retail health and wellness executive, Tom Dowd, PI Nutrition offers honest, all-natural, and clean health and wellness products

PI Nutrition products will be manufactured for Middle East distribution leveraging Acenzia’s advanced manufacturing capabilities.

BELLEVUE, Wash., August 18, 2021 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), a pioneer with a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation, today announced that its subsidiary, Acenzia Inc. (“Acenzia”), has signed an exclusive 10-year licensing agreement with Performance Inspired Nutrition (“PI Nutrition”) to manufacture and distribute nutritional products, natural supplements, proteins, vitamins and other PI Nutrition branded health and wellness products in the Middle East.

Co-Founded by multiple-time Oscar-award nominee, Mark Wahlberg, and proven industry executive, Tom Dowd, PI Nutrition was created to help inspire people to live a more active and healthier lifestyle by offering honest, all-natural, and trustworthy products. PI Nutrition has held the highest standards and quality control of its manufacturing to ensure the best and safest products for its loyal consumer base. PI Nutrition has more than 58 health and wellness nutritional products that cater to the everyday active lifestyle consumer, as well as many professional athletes. Investors in PI Nutrition include NBA star Draymond Green and PGA star Bryson DeChambeau.

Robert Mattacchione, Novo’s Chairman and CEO, stated, “Novo’s ecosystem is being built strategically to offer an essential and differentiated solution to health and wellness globally. Without the world-class manufacturing capabilities of Acenzia, an exclusive agreement with PI Nutrition would not be possible. We look forward to partnering with a well-respected, high-quality brand like PI Nutrition as together we begin to offer consumers globally advanced nutritional products and supplements.”

Tom Dowd, PI Nutrition CEO/Co-Founder, added, “We have huge international demand, and we are glad we found a respected and proven partner to help bring our amazing products to the Middle East. This is an exciting time for PI Nutrition as we continue to expand and introduce consumers to better products which they can trust to support their healthy lifestyle.”

On June 24, 2021, Novo closed on the acquisition of Acenzia, a Windsor, Canada based company that provides nutraceutical health solutions through advanced bio-science research and development, proprietary manufacturing and personalized diagnostics. Through this exclusive licensing agreement with PI Nutrition, Acenzia will manufacture its products at its state-of-the-art and fully certified manufacturing facility with turn-key capabilities from formulation to fulfillment to be sold in the Middle East.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity offers an essential solution to the fundamental transformation of healthcare delivery. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

Novo’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers. The first pillar is building a foundation of traditional hands-on healthcare delivery, through small and micro footprint sized clinic facilities, within a significant service delivery network. The second pillar is the development, integration, and deployment of sophisticated technology, through interconnectivity, which expands the reach of healthcare related service, beyond the traditional clinic location, to geographic areas not readily providing advanced healthcare service to date, including the patient’s home. The third pillar is the development and distribution of effective wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. Additionally, Novo’s science first approach to product innovation further emphasizes Novo’s mandate to create and provide over-the-counter preventative and maintenance care solutions. Innovation in science as represented by proprietary technology assures Novo of continued cutting edge advancement in patient first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com . For more information on NHL, please visitwww.novohealthnet.com .

About Performance Inspired Nutrition

MW/TD Inspired, LLC. dba Performance Inspired Nutrition (“PI Nutrition”) is an all-natural line of value added, innovative, high performance active lifestyle nutrition products, priced for the growing mass market customer base with specialty grade formulas for the educated consumer. PI Nutrition products are formulated to be clean with robust formulas in efficacious amounts.

All PI Nutrition products are manufactured under several industry certifications recognized to guarantee high manufacturing standards, including Good Manufacturing Practices (GMP).

PI Nutrition is committed to giving back to charity and proudly proclaiming a minimum of 2% of net profits will be given to charity.

For more information please visit www.PI-Nutrition.com or email Info@PI-Nutrition.com for media and retail inquiries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

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Chris David, COO-President
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(206) 617-9797